SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFIT AGREEMENT

    THIS SUPPLEMENTAL EXECUTIVE BENEFIT AGREEMENT (the “Agreement”) 23rd day of August 2004, between HARLEYSVILLE MANAGEMENT SERVICES, LLC (herein called the "Company") a corporation having a place of business at 483 Main Street, Harleysville, Pennsylvania 19438; and James F. McGowan,Jr. (herein called the "Employee"), an individual residing at 104 Gwynedd Lea Drive, North Wales, Pennsylvania 19454.

W I T N E S S E T H:

    WHEREAS, James F. McGowan, Jr. is employed by the Company as its Executive Vice President and Chief Credit Officer and as such is making a significant contribution to the Company's effective operations and profitability; and

    WHEREAS, the Company desires to retain the Employee's services and to provide a financial incentive for the Employee to continue employment and to continue making significant contributions to the success of the Company;

    WHEREAS, the Company has determined that the entire compensation package for the Employee is reasonable compensation within the meaning of Section 39(c) of the Federal Deposit Insurance Act;

    NOW, THEREFORE, for and in consideration of the premises hereof and the mutual promises and agreements contained herein, and intending to be legally bound hereby, the Company and the Employee agree as follows:

    1.   Continuation of Employment. The Employee shall continue employment with the Company on the same terms and conditions as before this Agreement. This is not a contract of employment and shall not be construed to modify Employee's employment relationship with the Company or provide any other benefits related to employment, except as specifically provided for herein.

    2.   Benefits. The benefits to be paid as deferred compensation pursuant to this Agreement are as follows:

(a)   Retirement From Employment by the Company at or After Age 65. If the Employee retires from employment with the Company on or after his or her sixty-fifth (65th) birthday, in addition to any other retirement benefits to which Employee may be entitled whether from the Company or otherwise, each month the Company shall pay to him or her a supplemental retirement income equal to his or her “Monthly Retirement Benefit” as defined below. Said supplemental retirement income shall be payable in monthly installments commencing the first day of the first month after the effective date of the Employee’s said retirement, and continuing the first day of each month thereafter so long as Employee shall

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 live. Notwithstanding the foregoing to the contrary, the Company is obligated hereunder to make a minimum of One Hundred Twenty (120) such monthly retirement income payments. If Employee dies before receiving said minimum number of monthly payments, the remaining payments shall be made to the Employee’s Beneficiary as defined below.

(b)   Death Before Retirement and While Employed by the Company. If Employee dies while employed by the Company and before the Employee retires from employment with the Company at or after age 65, in addition to any other death benefits to which Employee or his or her beneficiaries may be entitled whether from the Company or otherwise, the Company shall pay the Monthly Death Benefit (as defined below) to the Employee’s Beneficiary (as defined below) monthly starting with the first day of the month immediately following Employee’s death, and continuing until the first day of the month in which the Employee would have reached age 65. Notwithstanding the foregoing to the contrary, the Company is obligated hereunder to make a minimum of One Hundred Twenty (120) such monthly death benefit payments.

(c)   Definition of Monthly Retirement Benefit. For purposes of this Agreement, the Employee’s “Monthly Retirement Benefit” shall be equal to the Employee’s Accrued Benefit Percent (defined below) times his or her Average Monthly Compensation (defined below) less the following offsets:

(1)   Social Security Offset: One half (1/2) the employee’s monthly social security retirement income calculated as of the first day of the first month after his or her retirement from employment with the Company for purposes of item 2(a), above;

(2)   Defined Benefit Pension Offset: The employee’s monthly retirement income from the Company’s defined benefit pension plan; and

(3)   401(k) Offset: The employee’s projected monthly retirement income derived from the Company’s matching contributions to employee’s individual account in the Company’s section 401(k) plan for calendar years 1996 and later, calculated using actuarial assumptions that are consistent with the Company’s defined benefit pension plan calculations especially with regard to use of an assumed pre-retirement earnings rate to project an account balance at retirement and an annuity purchase rate to project the employee’s monthly retirement income from said account balance.

(d)   Definition of Monthly Death Benefit. For purposes of this Agreement, the Employee’s “Monthly Death Benefit” shall be equal to:

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(1)   One Hundred Percent (100)% of the Employee’s Average Monthly Compensation (defined below) for each of the first twelve (12) monthly death benefit payments hereunder.

(2)   Fifty Percent (50%) of the Employee’s Average Monthly Compensation (defined below) for all other monthly death benefit payments hereunder.

(e)   Definition of Accrued Benefit Percent: The Employee’s “Accrued Benefit Percent” shall be equal to the maximum of sixteen (16%) percent at an accrued rate of 2.0% per year less any reductions in such percent determined by the Company prior to Employee’s retirement from employment with the Company.

(f)   Definition of Average Monthly Compensation. For purposes of calculating the Employee’s benefits under this Agreement, the Employee’s Average Monthly Compensation shall be an amount equal to One Sixtieth (1/60) of the Employee’s total annual compensation (including salary, overtime and bonus) from the Company for each of Employee’s last Five (5) consecutive full calendar years of employment with the Company immediately preceding:

(1)   his or her retirement at or after age 65 in the case of calculating retirement benefits under this Agreement; or

(2)   his or her death in the case of calculating death benefits under this Agreement.

(g)   Beneficiary. The beneficiary referred to in this Agreement shall be the Employee's surviving spouse, and if none, then the Employee's surviving issue per stirpes, and if none then the Employee's estate.

    3.    Life Insurance. If the Company decides to purchase insurance on the Employee's life as keyperson life insurance, or for any other business purpose, Employee agrees to cooperate fully in completing the appropriate forms and providing information, including but not limited to medical testing, as may be required to obtain such coverage. Employee's cooperation in securing such coverage shall not be construed as giving Employee, the beneficiary or any other person rights in or to the policy or policies. Notwithstanding any other provisions of this Agreement to the contrary, if the Company is a named beneficiary of any such aforesaid insurance on Employee’s life, and if the issuer of such policy denies payment of death benefits under such policy due to misrepresentation or other act or deed by the Employee, then the Company shall be excused from, and shall not have any liability for, any obligation it otherwise might have under this Agreement to pay the Monthly Death Benefit.

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    4.   Termination of Agreement. This Agreement shall terminate on the first to occur of the following:

       (a)   Written notice given by either of the parties hereto to the other; or

       (b)   Termination of Employee's employment with the Company.

    If this Agreement is terminated prior to the first to occur of: (1) Employee’s death while employed by the Company; or (2) Employee’s retirement from employment with the Company at or after age 65, the Company (except as set forth in items 5 and 6) shall be excused from, and shall not have liability for, any obligation it might otherwise have under this Agreement to pay benefits.

    5.   Termination of Employment Following a Change in Control -- Deferred Vested Benefit Payable Upon Attainment of Age 65.

       (a)   Notwithstanding any provision of this Agreement to the contrary, if, during the twelve (12) month period following a Change in Control (as defined below), the employment of the Employee terminates prior to his or her attaining age 65 then, except as provided in the last sentence of this item 5(a), the Employee shall be entitled to a deferred vested Monthly Retirement Benefit which shall be payable upon the Employee’s attainment of age 65 pursuant to the terms of item 2(a). No benefits shall be payable under this item 5 prior to the Employee’s attainment of age 65. For purposes of the calculation of the Employee’s Monthly Retirement Benefit, only compensation earned while employed by the Company shall be taken into consideration. No benefits shall be payable under this item 5(a) if the Employee voluntarily terminates his or her employment (unless such employment has been terminated by the Participant for Good Reason within the meaning of item 5(b) and the Employee terminates within twelve (12) months thereafter following written notice to the Company of the reason for such termination), or if the Company terminates the Employee’s employment for Cause.

       (b)   As used in this Agreement, “Change in Control” shall mean the occurrence of any of the following:

           (1) (A) a merger, consolidation or division involving Harleysville National Corporation (“HNC”), (B) a sale, exchange, transfer or other disposition of substantially all of the assets of HNC, or (C) a purchase by HNC of substantially all of the assets of another entity, unless (y) such merger, consolidation, division, sale, exchange, transfer, purchase of disposition is approved in advance by seventy percent (70%) or more of the members of the Board of Directors of HNC who are not interested in the transaction and (z) a majority of the members of the Board of Directors of the legal entity resulting from or existing after any such transaction and of the Board of Directors of such entity’s parent corporation, if any, are former members of the Board of Directors of HNC; or

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           (2)   any other change in control of HNC similar in effect to any of the foregoing.

    6.   Termination of Employment for Good Reason -- Deferred Vested Benefit Payable Upon Attainment of Age 65.

      (a)   Notwithstanding any other provision of this agreement to the contrary, if the employment of the Employee is terminated by the Employee for Good Reason (as defined below) prior to the Employee’s attainment of age 65 then, except as provided in the last sentence of this item 6(a), the Employee shall be entitled to a deferred vested Monthly Retirement Benefit which shall be payable upon the Employee’s attainment of age 65 pursuant to the terms of item 2(a). No benefits shall be payable under this item 6 prior to the Employee’s attainment of age 65. For purposes of the calculation of the Employee’s Monthly Retirement Benefit, only compensation earned while employed by the Company shall be taken into consideration. No benefits shall be payable under this item 6(a) if the Company terminates the Employee’s employment for Cause.

       (b)   As used in this Agreement, “Good Reason” shall mean the occurrence of any of the following:
           (1)   the assignment of duties and responsibilities inconsistent with the Employee’s status as Executive Vice President & CCO of the Company; or

               (2)   a reduction in salary or significant reduction in benefits, except in cases of a national financial depression or emergency when such reduction has been implemented by the Board of Directors for HNC and the Company’s senior management; or

            (3)   a reassignment which requires the Employee to move his or her principal residence more than fifth (50) miles from the Company’s principal executive office immediately prior to this Agreement.

    7.   Termination of Employment for Cause.

       (a)    If this Agreement is terminated for Cause, all of the Employee’s rights under this Agreement shall cease as of the effective date of such termination.

       (b)   For purposes of this Agreement, the Company shall have “Cause” to terminate the employment of an Employee if such termination is based upon:

           (1)   Employee’s conviction of or a plea of nolo contendre to a felony, a crime of falsehood or a crime involving moral turpitude, or the actual incarceration of Employee for a period of thirty (30) consecutive days or more;

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           (2)    Employee’s failure to follow the good faith lawful instructions of the Board of Directors of HNC or the Company with respect to their operation following written notice of such instructions;

           (3)   Employee’s failure to substantially perform Employees duties to HNC or the Company, other than a failure resulting from Employee’s incapacity because of physical or mental illness, as provided in subsection 3(d) of the Employee’s employment agreement with the Company, which failure results in injury to HNC or the Company, monetarily or otherwise;

           (4)   Employee’s intentional violation of this Agreement or the Employee’s employment agreement with the Company;

           (5)    dishonesty or gross negligence of the Employee in the performance of his or her duties;

           (6)   conduct on the part of Employee which brings public discredit to HNC or the Company;

           (7)   Employee’s breach of fiduciary duty involving personal profit; or

           (8)   Employee’s violation of any law, rule or regulation governing banks or banking officers or any final cease and desist order issued by a bank regulatory authority.

    8.   Forfeiture of Benefits. The Company shall have no further obligation or liability hereunder to pay benefits to or for the benefit of the Employee or the Employee's beneficiary if the Employee fails to abide by any provision or perform any obligation of this Agreement.

    9.   No Trust. Nothing contained in this Agreement and no action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company, its shareholders, officers or directors, and the Employee, his beneficiary or any other person.

    10.   No Assignment. Neither Employee nor any beneficiary hereunder has any right to anticipate, transfer, pledge, convey, encumber or dispose of the right to receive payments under this Agreement, and those payments and the right to them are expressly declared to be nonassignable, nontransferrable and not subject to seizure for the payment of any debt or judgment against the Employee or beneficiary hereunder. None of the benefits under this Agreement are transferable by operation of law if the Employee becomes insolvent or bankrupt. In the event of any attempted assignment or transfer of Employee's (or beneficiary's) rights under this Agreement, the Company will have no further obligation or liability under this Agreement.

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    11.   Incapacity of Payee. If the board of directors of the Company (the “Board”) shall find that any person to whom any payment is payable under this Agreement is unable to care for his or her affairs because of illness, accident or other mental or physical disability, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, parent, brother or sister of said payee, or applied directly for the payee's benefit, without intervention of a guardian, or to any person deemed by the Board to have incurred expense for the payee hereunder. Any such payment shall be a complete discharge of the Company's obligations under this Agreement.

    12.   Board's Powers and Liabilities. The Board shall have full power and authority to interpret and administer this Agreement. The Board's interpretation of any provision or action taken under this Agreement, or the amount or recipient of any payment hereunder, shall be binding and conclusive on all persons for all purposes. No member of the Board shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to the member's willful misconduct or bad faith.

    13.   Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Employee, his or her heirs, executors and personal representatives.

    14.   Entire Agreement. This Agreement is the complete agreement of the parties hereto and supersedes all agreements previously made between the parties hereto relating to the subject matter hereof. No modification or amendment of this Agreement will be valid unless in writing and signed by the parties hereto.

    15.   Notice. Any notice required to be given hereunder shall be in writing and shall be effective when delivered personally, or when sent by certified mail, postage prepaid, addressed as follows. If to the Employee at its, his or her last known address; and if to the Company:

                   Harleysville National Bank & Trust Company
                   Robert L. Reilly, Senior Vice President/Human Resource Manager
                   483 Main Street
                   Harleysville, Pa. 19438

    16.   Headings. The headings used in this Agreement are for convenience of reference and shall not be construed to be a part of this Agreement.

    17.   Governing Law. This Agreement was made and entered into in the Commonwealth of Pennsylvania and it shall be construed in accordance with and governed by the laws of Pennsylvania.

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    18.   Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf and its seal to be affixed by duly authorized individuals, and the Employee has hereunto set his or her hand and seal, as of the day and year first above written.

[Corporate Seal]                                        "Company"
ATTEST:                                       Harleysville Management Services LLC

__/s/ Elizabeth F. Chemnitz_____________                  By: __/s/ Michael B. High_____________
Assistant Secretary                                             Michael B. High
                                                              Executive Vice President and
                                                              Chief Financial Officer

                                           "Employee"

(Seal)                                           ___/s/ James F. McGowan, Jr.__________
                                                       James F. McGowan Jr.

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